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                                                                   EXHIBIT 10.20


                               FIFTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         This FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 30, 2002 (this "Amendment") is entered into among DURA AUTOMOTIVE SYSTEMS, INC., as Parent Guarantor ("DASI"), DURA OPERATING CORP. and various of its Subsidiaries listed on the signature pages hereto as Borrowers (the "Borrowers"), the LENDERS party hereto, JPMORGAN CHASE BANK, as Syndication Agent, BANK OF AMERICA, N.A., acting through its Canada Branch (as assignee of Bank of America Canada), as Canadian Lender, and BANK OF AMERICA, N.A., as Swing Line Lender, as Issuing Lender and as agent for the Lenders (the "Agent").

                                    RECITALS

         A. DASI, the Borrowers, the Lenders and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of March 19, 1999, as amended as of May 10, 2001, June 15, 2001, August 24, 2001 and April 17, 2002 (the "Agreement").

         B. The Borrowers, the Required Lenders and the Agent wish to amend the Agreement in certain respects with respect to certain financial covenants therein and in certain other respects.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Certain Defined Terms. Capitalized terms which are used herein without definition and that are defined in the Agreement shall have the same meanings herein as in the Agreement.

         2. Amendments to Agreement. The Agreement is hereby amended as follows:

                2.1 Section 1.1 of the Agreement is amended as of the Amendment Effective Date by amending the following definitions of "Senior Leverage Ratio" and "Total Debt to EBITDA Ratio" to read in their entirety as follows:

                "Senior Leverage Ratio means, as of the last day of any fiscal quarter, the ratio of

                (a) the consolidated Indebtedness of DASI and its Subsidiaries as of such day,

                      (i) excluding from such consolidated Indebtedness, to the extent, if any, included therein, (A) the Trust Preferred Stock Debentures and the Trust Preferred Securities, and (B) all Subordinated Indebtedness, and

                      (ii) for purposes of Section 11.12 only, if on the last
                day of such fiscal quarter the aggregate outstanding principal Dollar Equivalent amount of the Revolving Loans (excluding the aggregate undrawn Dollar Equivalent amount of all Letters of Credit outstanding) is less than U.S.$35,000,000, subtracting from such consolidated Indebtedness any amount of cash and cash equivalents in excess of U.S.$25,000,000 held by DASI and its Subsidiaries on the last day of such fiscal quarter, to

                (b)  EBITDA for the Computation Period ending on such day.


                If DASI or any Subsidiary makes any Acquisition, the Senior Leverage Ratio shall be calculated on a combined basis during the first 12 months following such Acquisition based on the assumption that



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          such Acquisition had been completed (and the financial results of the acquired Person or assets had been included in the consolidated financial results of DASI beginning) on the first day of the relevant Computation Period (but without adjustment for any cost savings or other synergies attributable to such Acquisition for the period prior to the date of such Acquisition).

                If DASI or any Subsidiary sells or otherwise transfers any or all of its interest in any Subsidiary (the "Disposed Subsidiary") to another Person or Persons so that such Disposed Subsidiary is no longer a Subsidiary of DASI or if DASI or any Subsidiary sells or otherwise transfers substantially all of its assets in any business unit, line or plant (the "Disposed Business") to another Person or Persons that are neither DASI nor Subsidiaries, the Senior Leverage Ratio shall be calculated on a pro forma basis during the first 12 months following such sale or other transfer of such Disposed Subsidiary or Disposed Business based on the assumption that such sale or other transfer had been completed (and the financial results of such Disposed Subsidiary or Disposed Business had been excluded in the consolidated financial results of DASI beginning) on the first day of the relevant Computation Period."

                "Total Debt to EBITDA Ratio means, as of the last day of any fiscal quarter, the ratio of

                (a) the consolidated Indebtedness of DASI and its Subsidiaries as of such day, (i) excluding from such consolidated Indebtedness, to the extent, if any, included therein, the Trust Preferred Stock Debentures and the Trust Preferred Securities, and (ii), if on the last day of such fiscal quarter the aggregate outstanding principal Dollar Equivalent amount of the Revolving Loans (excluding the aggregate undrawn Dollar Equivalent amount of all Letters of Credit outstanding) is less than U.S.$35,000,000, subtracting from such consolidated Indebtedness any amount of cash and cash equivalents in excess of U.S.$25,000,000 held by DASI and its Subsidiaries on the last day of such fiscal quarter, to

                (b)  EBITDA for the Computation Period ending on such day.

                If DASI or any Subsidiary makes any Acquisition, the Total
          Debt to EBITDA Ratio shall be calculated on a combined basis during the first 12 months following such Acquisition based on the assumption that such Acquisition had been completed (and the financial results of the acquired Person or assets had been included in the consolidated financial results of DASI beginning) on the first day of the relevant Computation Period (but without adjustment for any cost savings or other synergies attributable to such Acquisition for the period prior to the date of such Acquisition).

                If DASI or any Subsidiary sells or otherwise transfers any or all of its interest in any Subsidiary (the "Disposed Subsidiary") to another Person or Persons so that such Disposed Subsidiary is no longer a Subsidiary of DASI or if DASI or any Subsidiary sells or otherwise transfers substantially all of its assets in any business unit, line or plant (the "Disposed Business") to another Person or Persons that are neither DASI nor Subsidiaries, the Total Debt to EBITDA Ratio shall be calculated on a pro forma basis during the first 12 months following such sale or other transfer of such Disposed Subsidiary or Disposed Business based on the assumption that such sale or other transfer had been completed (and the financial results of such Disposed Subsidiary or Disposed Business had been excluded in the consolidated financial results of DASI beginning) on the first day of the relevant Computation Period."

                Sections 11.10 and 11.11 of the Agreement are amended as of the
                      Amendment Effective Date to read in their entirety as follows:

                "11.10 Fixed Charge Coverage Ratio. DASI shall not permit, as of the last day of the following fiscal quarters, the ratio of (a) the sum of Consolidated Net Income before Interest Expense (including to the extent, if any, excluded therefrom, distributions in respect of the Trust Preferred Stock Debentures), income tax expense, amortization expense and operating lease expense (excluding any non-cash extraordinary charges and other non-cash charges and any gains and losses from dispositions of a Disposed Business or Disposed Subsidiary) for the Computation Period ending on such day, to (b) the sum of Interest Expense (including, to the extent, if any, excluded therefrom, distributions (computed on a pre-tax basis) in







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          respect of the Trust Preferred Stock Debentures) and operating lease expense of DASI and its Subsidiaries for such Computation Period, to be less than the following ratios:


                 Fiscal Quarter Ending                        Ratio
                 ---------------------                        -----

                 Any fiscal quarter ending
                 on or after March 31, 2002 and
                 on or prior to March 31, 2003                1.40:1

                 Any fiscal quarter ending
                 thereafter                                   1.50:1



                "11.11 Net Worth. DASI shall not permit the sum of (x) its consolidated stockholders equity (excluding currency translation adjustments after December 31, 2001 but including the Trust Preferred Stock or, if issued, the Trust Preferred Stock Debentures of DASI) plus (y) the amount of any extraordinary non-cash charge with respect to goodwill effected in 2002 in implementing FAS No. 142, in each case determined as of the last day of any fiscal quarter, to be less than the sum of (i) U.S. $340,000,000 plus (ii) 75% of the Net Cash Proceeds of equity securities of DASI issued on or after December 31, 2001."

          3. Representations and Warranties. DASI and each Borrower hereby represent and warrant to the Agent and the Lenders as follows:

                (i) Representations and Warranties. The representations and warranties contained in Article IX of the Agreement are true and correct in all material respects as of the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date).

                (ii) Enforceability. The execution and delivery by DASI and each Borrower of this Amendment, and the performance by DASI and each Borrower of this Amendment and the Agreement, as amended hereby, are within the corporate powers of DASI and each Borrower and have been duly authorized by all necessary corporate action on the part of DASI and each Borrower. This Amendment and the Agreement, as amended hereby, are valid and legally binding obligations of DASI and each Borrower, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

                (iii) No Default. After giving effect to the terms of this Amendment, no Event of Default or Unmatured Event of Default shall have occurred and be continuing.

                (iv) No Material Adverse Effect. No Material Adverse Effect has occurred and is continuing since December 31, 2001.

          4. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect; and DASI and the Borrowers confirm and reaffirm their Obligations under the Agreement as amended by this Amendment. After this Amendment becomes effective, all references in the Agreement (or in any other Loan Document) to "this Agreement", "hereof", "herein" or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

          5. Effectiveness. This Amendment shall become effective as of December 30, 2002 (the "Amendment Effective Date"), provided that all of the following shall have occurred on or before February 17, 2003: (i) receipt by the Agent of counterparts of this Amendment (whether by facsimile or otherwise) executed by DASI, the Borrowers, the Agent and the Required Lenders, and (ii) receipt by the Agent for the benefit of each Lender consenting to this







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Amendment of an amendment fee paid by Dura in immediately available funds equal to 0.05% of the aggregate amount of such Lender's Commitments and Term Loans.

         6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A facsimile of the signature of any party on any counterpart shall be effective as the signature of the party executing such counterpart for purposes of the effectiveness of this Amendment.

         7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois; provided that the Agent and the Lenders shall retain all rights arising under Federal law.

         8. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.




      IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.



                                  DURA AUTOMOTIVE SYSTEMS, INC.

                                  By: /s/  DAVID R. BOVEE
                                      -------------------
                                  Title: VICE PRESIDENT & CFO
                                         --------------------


                                  DURA OPERATING CORP.

                                  By: /s/  DAVID R. BOVEE
                                      -------------------
                                  Title: VICE PRESIDENT & CFO
                                         --------------------


                                  BANK OF AMERICA, N.A., AS AGENT

                                  By: /s/  DAVID PRICE
                                      ----------------
                                  Title: VICE PRESIDENT
                                         --------------






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